                                                                 Execution Copy

                            SFX ENTERTAINMENT, INC.

                                  $350,000,000

                   9-1/8% SENIOR SUBORDINATED NOTES DUE 2008

                               PURCHASE AGREEMENT

                                February 5, 1998


Lehman Brothers Inc.
Goldman, Sachs & Co.
BNY Capital Markets, Inc.
ING Barings
c/o Lehman Brothers Inc.
3 World Financial Center
200 Vesey Street
New York, New York  10285

Ladies and Gentlemen:

                  SFX Entertainment, Inc., a Delaware corporation (the "COMPANY") and each of the entities listed on Schedule I hereto (the "SUBSIDIARIES") hereby confirms its agreement with each of Lehman Brothers Inc., Goldman, Sachs & Co., BNY Capital Markets, Inc. and ING Barings (collectively, the "INITIAL PURCHASERS"), as set forth below.

                  1. The Notes. Subject to the terms and conditions herein contained, the Company proposes to issue and sell (the "OFFERING") to the Initial Purchasers $350,000,000 in aggregate principal amount of its 9-1/8% Senior Subordinated Notes due 2008 (the "INITIAL NOTES"). The payment of principal, premium, if any, interest and Liquidated Damages (as defined below), if any, on the Notes and the Company's 9-1/8% Senior Subordinated Notes due 2008 to be issued in the Exchange Offer referred to below (the "NEW NOTES" and, together with the Initial Notes, the "NOTES") will be unconditionally guaranteed on a senior subordinated basis by each of the Subsidiaries listed as Guarantors on Schedule 1 hereto (collectively, the "GUARANTORS") pursuant to their guarantees of the Notes (the "SUBSIDIARY GUARANTEES"). The Initial Notes are to be issued pursuant to an indenture to be dated as of the Closing Date (the "INDENTURE") among the Company, the Guarantors and The Chase Manhattan Bank, as trustee (the "TRUSTEE").

                  Capitalized terms used herein and not otherwise defined are used as defined in the Offering Memorandum (as defined below) or the Indenture.

                  Upon original issuance thereof, and until such time as is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Initial Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

                           "THE NOTE (OR ITS PREDECESSOR) EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER: (1) REPRESENTS THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY EXCEPT TO (A) THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

                  The Company has prepared a preliminary offering memorandum, dated January 21, 1998 (the "PRELIMINARY OFFERING MEMORANDUM"), and will prepare a final offering memorandum to be dated the date hereof (as amended or supplemented, the "OFFERING MEMORANDUM"), setting forth or including a description of the terms of the Initial Notes, the terms of the Offering, a description of the Company and the Subsidiaries and any material developments relating to the Company and the Subsidiaries occurring after January 21, 1998. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Company to the Initial Purchasers pursuant to the terms of this Purchase Agreement (this



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"AGREEMENT"). The Company hereby confirms that it has authorized the use of the
Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Initial Notes by the Initial Purchasers in accordance with Section 4 hereof.

                  Each Initial Purchaser has advised the Company that it will make offers (the "EXEMPT RESALES") of the Initial Notes purchased by them hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be qualified institutional buyers ("QUALIFIED INSTITUTIONAL BUYERS") as defined in Rule 144A under the Securities Act, as such rule may be amended from time to time ("RULE 144A"), and (ii) to persons other than U.S. Persons in offshore transactions meeting the requirements of Rule 903 of Regulation S (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). As used herein, the terms "offshore transaction" and "U.S. Person" have the respective meanings given to them in Regulation S. Each Initial Purchaser will offer the Initial Notes to Eligible Purchasers initially at the price set forth on the cover page of the Offering Memorandum. Such price may be changed at any time without notice.

                  Holders (including subsequent transferees) of the Initial Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the New Notes to be offered in exchange for the Initial Notes (such offer to exchange being referred to collectively as the "EXCHANGE OFFER") and, if required, (ii) a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT," and together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the Exchange Offer and resale of the Initial Notes by certain holders of such Notes, and to use all commercially reasonable efforts to cause such Registration Statements to be declared effective.

                  The Initial Notes will be offered and sold to the Initial Purchasers without being registered under the Securities Act in reliance on an exemption from such registration requirements.

                  It is understood by the parties hereto that (i) the Company and the other parties thereto have entered into a commitment letter (the "COMMITMENT LETTER") relating to a new credit agreement (the "NEW CREDIT AGREEMENT"), (ii) on the Closing Date, the Company will make payment in cash for the consents and waivers, upon the terms of and subject to the Consent Solicitation Statement, dated January 7, 1998 (as supplemented by Supplement No. 1 dated January 28, 1998, the "NOTES CONSENT SOLICITATION"), relating to the outstanding 10-3/4% Senior Subordinated Notes due 2006 (the "OLD NOTES") of SFX Broadcasting, Inc. ("BROADCASTING") delivered by the holders thereof pursuant to the Notes Consent Solicitation, and (iii) on the Closing Date, the Company will make payment in cash for the consents and waivers, upon the terms of and subject to the Consent Solicitation Statement, dated January 7, 1998 (as supplemented by Supplement No. 1 dated January 28, 1998, the "PREFERRED CONSENT SOLICITATION" and, together with the Notes Consent Solicitation, the "CONSENT SOLICITATIONS"), relating to the outstanding 12-5/8% Series E Cumulative Exchangeable Preferred Stock due 2007 (the "OLD PREFERRED") of Broadcasting delivered by the holders thereof pursuant to the Preferred Consent Solicitation.

                  The Initial Purchasers and their direct and indirect transferees will be entitled to the benefits of the Registration Rights Agreement, substantially in the form attached hereto as Exhibit A, pursuant to which the Company and the Guarantors will agree to use their best efforts (i) to commence, among other things, an



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offer to exchange the Initial Notes for New Notes that have been registered under the Securities Act, and that otherwise are identical in all respects to the Initial Notes, or, if required, (ii) to cause a shelf registration statement to become effective under the Securities Act and to remain effective for the period designated in such Registration Rights Agreement.

                  2. Representations and Warranties of the Company and the Subsidiaries. The Company and each Subsidiary represents and warrants to and agrees with the Initial Purchasers as follows:

                  a. Each of the Preliminary Offering Memorandum and the Offering Memorandum as of its respective date did not, and the Offering Memorandum as of the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Subsidiaries make no representation or warranty as to information contained in or omitted from the Preliminary Offering Memorandum or the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Offering Memorandum or the Offering Memorandum.

                  b. Assuming the Initial Notes are issued, sold and delivered under the circumstances contemplated by the Offering Memorandum and this Agreement, that the representations and warranties and covenants of the Initial Purchasers contained in Section 4 hereof are true, correct and complete, and that the Initial Purchasers comply with their covenants in Section 4 hereof,
(i) registration under the Securities Act of the Initial Notes or qualification of the Indenture in respect of the Initial Notes under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), is not required in connection with the offer and sale of the Initial Notes to the Initial Purchasers in the manner contemplated by the Offering Memorandum or this Agreement and (ii) initial resales of the Initial Notes by the Initial Purchasers on the terms and in the manner set forth in the Offering Memorandum and Section 4 hereof are exempt from the registration requirements of the Securities Act.

                  c. No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Initial Notes are listed on any national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or quoted on an automated inter-dealer quotation system.

                  d. Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act ("REGULATION D")) of the Company has, directly or through any agent (provided that no representation is made as to the Initial Purchasers or any person acting on their behalf), (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of any security (as defined in the Securities Act) that is or will be integrated with the offering and sale of the Initial Notes in a manner that would require the registration of the Initial Notes under the Securities Act or
(ii) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offering of the Initial Notes.

                  e. Neither the Company nor any of the Subsidiaries has taken, nor will any of them take, directly or indirectly, any action designed to, or that could reasonably be expected to, cause or result in stabilization or manipulation of the price of the Initial Notes to facilitate the sale and resale of the Initial Notes.

                  f. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of their respective dates, contains the information specified in Rule 144A(d)(4) under the Securities Act.


                                     - 4 -

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                  g. The Company is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, is and, after giving effect to the Pending Acquisitions (as defined in the Offering Memorandum), will be duly registered and qualified to conduct its business and is and, after giving effect to the Pending Acquisitions, will be in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a material adverse effect or a prospective material adverse effect on the assets, liabilities, results of operations, management, condition (financial or other), prospects, properties, business or net worth of the Company and its direct and indirect subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  h. All of the issued shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable and have been issued in compliance with all applicable federal and state securities laws.

                  i. Neither the Company nor any of the Subsidiaries owns or controls any subsidiaries other than the Subsidiaries. Each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Memorandum and the Offering Memorandum, is and, after giving effect to the Pending Acquisitions, will be duly registered and qualified to conduct its business and is and, after giving effect to the Pending Acquisitions, will be in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and free of any preemptive or similar rights, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, free and clear of any lien, adverse claim, security interest or other encumbrance (except for security interests under the existing Broadcasting Credit Agreement (the "BROADCASTING CREDIT AGREEMENT") and the New Credit Agreement) and have been issued in compliance with all applicable federal and state securities laws.

                  j. The Company and each of the Subsidiaries have full corporate power and authority to enter into this Agreement, the Indenture, the Registration Rights Agreement, the indenture governing the Exchange Notes (as defined in the Offering Memorandum), the Commitment Letter, the New Credit Agreement, the purchase agreements and other agreements relating to each of the Pending Acquisitions (the "ACQUISITION DOCUMENTS") (each a "TRANSACTION DOCUMENT" and collectively the "TRANSACTION DOCUMENTS"), to carry out all the terms and provisions hereof and thereof to be carried out by them and to issue, and deliver the Notes and the Subsidiary Guarantees, as applicable, as provided herein and therein.

                  k. This Agreement has been duly authorized, validly executed and delivered by the Company and each Subsidiary and constitutes a legal, valid and binding agreement of the Company and each of the Subsidiaries (assuming it is a legal, valid and binding agreement of the Initial Purchasers), enforceable against the Company and each Subsidiary in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.


                                     - 5 -

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                  l. The execution and delivery of the Registration Rights
Agreement have been duly authorized by the Company and each of the Guarantors and when duly executed and delivered by the Company and each of the Guarantors (assuming the due execution and delivery by the Initial Purchasers) will constitute the legal, valid and binding agreement of the Company and each of the Guarantors (assuming it is a legal, valid and binding agreement of the Initial Purchasers), enforceable against the Company and each Guarantor in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

                  m. The execution and delivery of the Indenture have been duly authorized by the Company and each of the Guarantors and when duly executed and delivered by the Company and each of the Guarantors (assuming the due execution and delivery by the Trustee) will constitute the legal, valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each Guarantor in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

                  n. The Initial Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered by the Company upon payment therefor as provided herein, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

                  o. The New Notes have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered by the Company upon exchange for the Initial Notes as provided for in the Registration Rights Agreement, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

                  p. The Subsidiary Guarantees to be endorsed on the Initial Notes have been duly authorized by the Guarantors and, when duly executed, authenticated, issued and delivered by the Guarantors as provided herein and when the Initial Notes have been duly executed, authenticated, issued and delivered upon payment therefor as provided herein, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Guarantors in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now




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or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

                  q. The Subsidiary Guarantees to be endorsed on the New Notes have been duly authorized by the Guarantors and, when duly executed, authenticated, issued and delivered and when the New Notes have been duly executed, authenticated, issued and delivered by the Guarantors upon exchange for the Initial Notes as provided for in the Registration Rights Agreement, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Guarantors in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

                  r. The execution and delivery of each of the other Transaction Documents to which the Company or any Subsidiary is a party have been duly authorized by the Company and each Subsidiary party thereto and each of such other Transaction Documents which has been executed prior to or on the date hereof has been duly executed and delivered by the Company and each Subsidiary party thereto and is the legal, valid and binding agreement of the Company and each Subsidiary party thereto (assuming it is a legal, valid and binding agreement of the other parties thereto), enforceable against the Company and each Subsidiary party thereto in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and
(ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws.

                  s. The Company has an authorized, issued and outstanding capitalization as set forth in the Offering Memorandum. The authorized capital stock of the Company conforms to the description thereof contained in the Offering Memorandum.

                  t. The Company's capitalization at September 30, 1997, and adjusted capitalization at such date after giving effect to the Financing (as defined in the Offering Memorandum), the Pending Acquisitions, the Spin-Off (as defined in the Offering Memorandum) and the Broadcasting Merger (as defined in the Offering Memorandum), is, in each case, as set forth in the Offering Memorandum under the caption "Capitalization."

                  u. Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, there are no outstanding (A) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Guarantor, (B) warrants, rights or options to subscribe for or purchase from the Company or any of the Subsidiaries any such capital stock or any such convertible or exchangeable securities or obligations, or (C) obligations of the Company or any of the Subsidiaries to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options.

                  v. Except as disclosed in the Offering Memorandum and as set forth in the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person

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granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any registration statement filed by the Company under the Securities Act.

                  w. The consolidated financial statements of the Company and the Subsidiaries and the financial statements of each of the businesses to be acquired in the Pending Acquisitions (collectively, the "ACQUISITION ENTITIES") included in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Securities Act and present fairly in all material respects the financial position of the Company on a consolidated basis and of each of the Acquisition Entities, respectively, and the results of operations and changes in financial condition as of the dates and for the periods therein specified. Such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions "Offering Memorandum Summary--Summary Consolidated Financial Data of the Company," "Selected Consolidated Financial Data of the Company" and "Unaudited Pro Forma Condensed Combined Financial Statements" in the Preliminary Offering Memorandum and the Offering Memorandum fairly present, on the basis stated in the Preliminary Offering Memorandum and the Offering Memorandum, the information included. The other financial and statistical information and data set forth in the Preliminary Offering Memorandum and the Offering Memorandum is, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company, the Subsidiaries and the Acquisition Entities, as applicable. The unaudited pro forma condensed combined financial statements and the related notes thereto included in the Preliminary Offering Memorandum and the Offering Memorandum comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Securities Act and present fairly, as stated therein, the pro forma financial position and results of operations at the respective dates and for the respective periods indicated. The pro forma adjustments are factually supportable. All adjustments necessary to fairly present this pro forma information have been made.

                  x. Each of Ernst & Young LLP, Arthur Andersen LLP and Price Waterhouse LLP, who have certified certain financial statements of the Company, its consolidated subsidiaries and the Acquisition Entities, and whose reports appear in the Preliminary Offering Memorandum and the Offering Memorandum, were independent public accountants under Rule 101 of AICPA's Code of Professional Conduct and its interpretations and rulings during the periods covered by the financial statements on which they reported contained in the Preliminary Offering Memorandum and the Offering Memorandum.

                  y. Subsequent to the date of the most recent balance sheet for each of the Company, the Subsidiaries and each of the Acquisition Entities included in the Preliminary Offering Memorandum and the Offering Memorandum, except as set forth in the Preliminary Offering Memorandum and the Offering Memorandum, (i) none of the Company, any of the Subsidiaries or any Acquisition Entity has incurred any liabilities or obligations, direct or contingent, or entered into any transaction not in the ordinary course of business, except such as would not have a Material Adverse Effect and (ii) none of the Company, any of the Subsidiaries or any Acquisition Entity has sustained, since the date of the latest audited financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum, any material losses or interferences with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except such as would not have a Material Adverse Effect.

                  z. Each of the Transaction Documents, the Initial Notes and the Subsidiary Guarantees conform in all material respects to the respective statements relating thereto contained in the Preliminary Offering Memorandum and the Offering Memorandum.

                  aa. Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, the documents incorporated by reference therein), there are no business relationships or related party transactions which would be required to be disclosed therein by Item 404 of Regulation S-K of the Commission and each business relationship or related party transaction described therein is a fair and accurate description of the relationships and transactions so described.

                  bb. None of the Company or the Subsidiaries, nor, to the Company's knowledge, any of the Acquisition Entities or any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries, has used any corporate funds during the last five years for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment, except such as would not have a Material Adverse Effect.

                  cc. Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, the execution, delivery and performance of this Agreement, the execution, delivery and performance of the other Transaction Documents, and the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order (which has not been obtained) of any court, regulatory body, administrative agency or other governmental body except such as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act, securities regulatory bodies (including self-regulatory bodies), securities exchanges or the securities or Blue Sky laws of the various states and under the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976; (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of the Subsidiaries; (C) require any consent or approval (which has not been obtained) of the parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound; (D) violate or conflict with any laws or administrative regulations, rulings of court, decrees applicable to the Company, any of the Subsidiaries or their respective property; or (E) result in the creation or imposition of any lien (other than under the New Credit Agreement) on any asset of the Company or any of the Subsidiaries, except, in the case of (A), (C), (D), or (E) above, such as would not, either singly or in the aggregate, have a Material Adverse Effect.

                  dd. Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, each of the Company, the Subsidiaries and the Acquisition Entities is operating in material compliance with all (and has not violated any) laws, regulations, administrative orders or rulings or court decrees applicable to it or to any of its property (including without limitation those relating to broadcast operations, environmental, safety or similar matters, federal or state laws relating to the hiring, promotion or pay of employees), except for violations which would not have a Material Adverse Effect.

                  ee. Except as, singly or in the aggregate, would not have a Material Adverse Effect, (i) the Company and the Subsidiaries, have (A) such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("PERMITS") as are necessary to own, lease and operate their properties and to conduct their businesses as presently conducted, and (B) fulfilled and performed all of their material obligations with respect to the Permits, and (ii) no event has occurred that would allow, or after notice or lapse of time would allow, revocation or termination of any Permit or that would result in any other material impairment of the rights granted to the Company or any of the Subsidiaries under any Permit, and (iii) neither the Company nor any Subsidiary has any reason to believe that any governmental body or agency is considering limiting, suspending or revoking any Permit.

                  ff. No legal or governmental proceedings are pending to which the Company, any of the Subsidiaries or any of the Acquisition Entities is a party or to which the property of the Company, any of the Subsidiaries or any of the Acquisition Entities is subject that would be required to be described in a registration statement on Form S-1 under the Securities Act and are not described in the Preliminary Offering Memorandum and the Offering Memorandum, and no such proceedings have been threatened against the Company, any of the Subsidiaries or any of the Acquisition Entities or with respect to any of their respective properties; and no contract or other document would be required to be described in a registration statement on Form S-1 under the Securities Act that is not described in the Preliminary Offering Memorandum and the Offering Memorandum.

                  gg. None of the Company, the Subsidiaries or, to the knowledge of the Company, the sellers of the Acquisition Entities is in breach or violation of any of the terms or provisions of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company, any of the Subsidiaries or, to the knowledge of the Company, any of sellers of the Acquisition Entities, as applicable, is a party or by which the Company, any of the Subsidiaries or, to the knowledge of the Company, any of the sellers of the Acquisition Entities, as applicable, is bound or to which any of the property or assets of the Company, any of the Subsidiaries or, to the knowledge of the Company, any of sellers of the Acquisition Entities, as applicable, is subject, nor is the Company, any of the Subsidiaries or, to the knowledge of the Company, any of the sellers of the Acquisition Entities in violation of the provisions of its charter, by-laws, operating agreement or other organizational documents or any statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any of the Subsidiaries, to the knowledge of the Company, any of the sellers of the Acquisition Entities or any of their properties or assets (except to the extent any such conflict, breach, violation or default is cured at or prior to the Closing Date and within the grace period applicable thereto or would not have a Material Adverse Effect).

                  hh. Each of the Company, the Subsidiaries and the sellers of each of the Acquisition Entities has (i) good title to all of the properties and assets owned by them as described in the Preliminary Offering Memorandum and the Offering Memorandum, free and clear of all liens, charges, encumbrances or restrictions (except security interests under the Broadcasting Credit Agreement and the New Credit Agreement), except as would not have a Material Adverse Effect and (ii) peaceful and undisturbed possession in all material respects under all material leases to which such person is a party as lessee, except as would not have a Material Adverse Effect.

                  ii. The Company, the Subsidiaries and the sellers of each of the Acquisition Entities own or possess adequate rights to use all material trademarks, service marks, tradenames, trademark registrations, service mark registrations and copyrights necessary for the conduct of their businesses, and to the Company's knowledge, the conduct of their businesses will not conflict with, and neither the Company nor any of the Subsidiaries has received any notice of any claim of conflict with, any such rights of others (except in any such case for any conflict that would not have a Material Adverse Effect).

                  jj. Each of the Company, the Subsidiaries and the Acquisition Entities is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any Subsidiary would have any liability; none of the Company or the Subsidiaries has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
(ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "CODE"); and each "pension plan" for which the Company or any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification, except, in each case, as would not have a Material Adverse Effect.

                  kk. There is (i) no material unfair labor practice complaint pending against the Company, any of the Subsidiaries or any of the Acquisition Entities, or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, any of the Subsidiaries or any of the Acquisition Entities, or, to the best knowledge of the Company, threatened against any of them, (ii) no material strike, labor dispute, slowdown or stoppage pending against the Company, any of the Subsidiaries or any of the Acquisition Entities nor, to the best knowledge of the Company, threatened against the Company, any of the Subsidiaries or any of the Acquisition Entities and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company, any of the Subsidiaries or any of the Acquisition Entities and, to the best knowledge of the Company, no union organizing activities are taking place, except, in each case, as would not have a Material Adverse Effect.

                  ll. The Company and each of the Subsidiaries has reviewed the effect of Environmental Laws (as defined below) and the disposal of hazardous or toxic substances, wastes, pollutants and contaminants on the business, assets, operations and properties of the Company, each of the Subsidiaries and each of the Acquisition Entities, as applicable, and identified and evaluated associated costs and liabilities (including, without limitation, any material capital and operating expenditures required for clean-up, closure of properties and compliance with Environmental Laws, all permits, licenses and approvals, all related constraints on operating activities and all potential liabilities to third parties). On the basis of such reviews, the Company has reasonably concluded that such associated costs and liabilities would not have a Material Adverse Effect. None of the Company, the Subsidiaries or the Acquisition Entities has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), lacks any permit, license or other approval required of it under applicable Environmental Laws or is violating any term or condition of such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

                  mm. The Company, the Subsidiaries and the Acquisition Entities have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid, or made adequate reserve or provision for the payment of, all taxes shown as due thereon except in any case where such failure would not have a Material Adverse Effect, and the Company has no knowledge of any tax deficiency that has had (or would have) a Material Adverse Effect.

                  nn. The Company and the Subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's specific or general authorization, (B) transactions are recorded as necessary to permit preparation of their consolidated financial statements and to maintain accountability for their assets, (C) access to their assets is permitted only in accordance with management's specific or general authorization and (D) the reported accountability for their assets is compared with existing assets at reasonable intervals.

                  oo. Neither the Company nor any of the Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  pp. Each of the Company, the Subsidiaries and the Acquisition Entities has complied with all provisions of Florida Statutes, ss.517.075, relating to doing business in Cuba.

                  qq. None of the Company, the Subsidiaries or any agent thereof acting on behalf of any of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R. Part
220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve

                  rr. The Company has delivered to the Initial Purchasers true and correct, executed copies of each Transaction Document that has been executed prior to the date hereof and there have been no amendments, alterations, modifications or waivers thereto or in the exhibits or schedules thereto other than those as to which the Initial Purchasers shall previously have been advised and shall not have reasonably objected after being furnished a copy thereof.

                  ss. Other than as contemplated by this Agreement, the Transaction Documents and the Preliminary Offering Memorandum and the Offering Memorandum, there is no broker, finder or other party that is entitled to receive from the Company or any of the Subsidiaries any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement or any of the Transaction Documents.

                  tt. None of the Company or any of its affiliates or any person acting on its or their behalf (other than the Initial Purchasers) has engaged or will engage during the applicable restricted period in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Notes, and the Company and its affiliates and all persons acting on its or their behalf (other than the Initial Purchasers) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Notes outside of the United States.

                  uu. The sale of the Initial Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provision of the Securities Act.

                  3. Purchase, Sale and Delivery of the Initial Notes. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Company, at 97.0% of their principal amount, the respective aggregate principal amounts of the Initial Notes set forth in Schedule II hereto. Certificates in definitive form for the Initial Notes that the Initial Purchasers have agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Initial Purchasers request upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Initial Purchasers for the account of the Initial Purchasers against payment to or upon the order of the Company of the purchase price by wire transfer in federal (same-day) funds net of the overnight cost of such funds, which amount shall be agreed upon by mutual consent of the parties hereto. Such delivery of and payment for the Initial Notes shall be made at the offices of Baker & McKenzie, 805 Third Avenue, New York, New York 10022, at 9:00 A.M., New York City time, on February 11, 1998, or at such other place, time or date as the Initial Purchasers and the Company may agree upon, such time and date of delivery against payment being herein referred to as the "CLOSING DATE." The Company will make such certificate or certificates for the Initial Notes available for checking and packaging by the Initial Purchasers at the offices in New York, New York of Lehman Brothers Inc. at least 24 hours prior to the Closing Date. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Initial Purchasers hereunder.

                  4. Sale and Resale of the Initial Notes by the Initial Purchasers. Each Initial Purchaser represents and warrants with respect to itself that:

                  (a) Such Initial Purchaser is a Qualified Institutional Buyer with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Initial Notes.

                  (b) Such Initial Purchaser (i) is not acquiring the Initial Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Initial Notes in a transaction that would violate the Securities Act or the securities laws of any State of the United States or any other applicable jurisdiction; (ii) in connection with the Exempt Resales, will solicit offers to buy the Notes only from, and will offer to sell the Notes only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iii) will not offer or sell the Notes pursuant to, nor has it offered or sold the Notes by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising).

                  (c) The Notes have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act. The Initial Purchasers represent that they have not offered, sold or delivered the Notes, and will not offer, sell or deliver the Notes (i) as part of its distribution at any time or
(ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date (such period, the "RESTRICTED PERIOD"), within the United States or to, or for the account or benefit of U.S. persons, except in accordance with Rule 144A under the Securities Act or another applicable exemption. Accordingly, each Initial Purchaser represents and agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 902(b) of Regulation S with respect to the Notes, and it, its affiliates and all persons acting on its behalf have complied and will comply with the offering restrictions requirements of Regulation S.

                  (d) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Notes (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Notes from it during the Restricted Period a confirmation or notice substantially to the following effect:

                           "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933 (the "Securities Act") and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering or the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Securities Act. Terms used above have the meanings assigned to them in Regulation S."

                  Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Notes, except with its affiliates or with the prior written consent of the Company.

                  (e) Such Initial Purchaser further represents and agrees that
(i) it has not offered or sold and will not offer or sell any Notes to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Notes, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom, and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Notes to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (f) Such Initial Purchaser agrees not to cause any advertisement of the Notes to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Notes, except such advertisements as include the statements required by Regulation S.

                  (g) The sale of the Initial Notes pursuant to Regulation S are "offshore transactions" and are not part of a plan or scheme to evade the registration provision of the Securities Act.

                  (h) Such Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 7 hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations and such Initial Purchasers hereby consent to such reliance.

                  The terms used in this Section 4 that have meanings assigned to them in Regulation S are used herein as so defined therein.

                  Each Initial Purchaser further agrees that, in connection with the Exempt Resales, it will solicit offers to buy the Initial Notes only from, and will offer to sell the Initial Notes only to, the Eligible Purchasers in Exempt Resales.

                  5. Covenants of the Company and the Subsidiaries. The Company and each of the Subsidiaries covenant and agree with the Initial Purchasers as follows:

                  a. To furnish to the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum and any supplements and amendments thereto as they may reasonably request.

                  b. Prior to making any amendment or supplement to the Offering Memorandum, the Company shall furnish a copy thereof to the Initial Purchasers and counsel to the Initial Purchasers and will not effect any such amendment or supplement to which the Initial Purchasers shall reasonably object by notice to the Company after a reasonable period to review, which shall not in any case be longer than three business days after receipt of such copy.

                  c. If, at any time prior to completion of the distribution of the Initial Notes by the Initial Purchasers to purchasers, any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of counsel for the Initial Purchasers or counsel for the Company, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances existing at the time it is delivered to a purchaser, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission or so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law and to furnish to the Initial Purchasers such number of copies as they may reasonably request.

                  d. So long as any Initial Notes are outstanding and are "Restricted Securities" within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Initial Notes and prospective purchasers of Initial Notes designated by such holders, upon request of such holders or such prospective purchasers, the information, if any, required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

                  e. For a period of five years following the Closing Date, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company to the Trustee or to the holders of the Notes pursuant to the Indenture.

                  f. The Company, as soon as practicable, will make generally available to holders of the Initial Notes and to the Initial Purchasers consolidated earnings statements of the Company and its subsidiaries (which need not be certified by an independent public accountant) that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  g. To use their reasonable best efforts to qualify the Initial Notes for sale under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers reasonably designate and to continue such qualifications in effect so long as reasonably required for the distribution of the Initial Notes. The Company and the Subsidiaries will also arrange for the determination of the eligibility for investment of the Initial Notes under the laws of such jurisdictions as the Initial Purchasers reasonably request. Notwithstanding the foregoing, neither the Company nor any of the Subsidiaries shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction.

                  h. To use their best efforts to permit the Initial Notes to be designated as eligible for trading in the Private Offerings, Resales and Trading through Automated Linkages Market ("PORTAL") securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL market and to permit the Initial Notes to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

                  i. Not to, and will cause their affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) in a transaction that could be integrated with the sale of the Initial Notes in a manner which would require the registration under the Securities Act of the Initial Notes.

                  j. Except following the effectiveness of any Registration Statement (as defined in the Registration Rights Agreement) and except for such offers as may be made as a result of, or subsequent to, filing such Registration Statement or amendments thereto prior to the effectiveness thereof, not to, and will cause their affiliates not to, solicit any offer to buy or offer to sell the Initial Notes by means of any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

                  k. For a period of 180 days from the date of the Offering Memorandum, not to, directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition in the future of), debt securities of the Company or any of the Subsidiaries, except (i) for the New Notes in connection with the Exchange Offer, (ii) for debt obligations acquired pursuant to the acquisition of all or substantially all of the stock or assets of a Permitted Business (as defined in the Offering Memorandum), (iii) for up to $25.0 million debt securities of the Company or any of the Subsidiaries or (iv) with the prior written consent of Lehman Brothers Inc.; provided that, in each case, immediately after giving effect to such transaction, no default or event of default exists under the Indenture.

                  l. To apply the net proceeds from the sale of the Initial Notes as set forth in the Offering Memorandum.

                  m. To take such steps as shall be necessary to ensure that neither the Company nor any of the Subsidiaries shall become (i) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  n. Not to, and will cause their affiliates not to, take any actions which would require the registration under the Securities Act of the Initial Notes.

                  o. If, prior to the completion of the distribution of the Initial Notes, the Company or any Subsidiary commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Offering Memorandum or if the information reported in the Offering Memorandum, if any, concerning the Company's or any Guarantor's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Florida Department of Banking and Finance (the "DEPARTMENT") notice of such business or change, as appropriate, in a form acceptable to the Department.

                  p. To do all things necessary to satisfy the closing conditions set forth in Section 7 hereof.

                  6. Expenses. The Company and the Subsidiaries, jointly and severally, agree to pay all costs and expenses incident to the performance of their obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to
Section 9 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions, including any costs of printing the Preliminary Offering Memorandum, the Offering Memorandum and any amendment or supplement thereto and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Initial Purchasers of copies of the foregoing documents and the costs of distributing the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company or the Subsidiaries, (iv) preparation (including printing), issuance and delivery to the Initial Purchasers of the Initial Notes, including trustee's fees, (v) the qualification of the Initial Notes under state securities and "Blue Sky" laws, including filing fees and fees and disbursements of counsel for the Initial Purchasers relating thereto, (vi) the costs and expenses of DTC and its nominee, including its book-entry system;
(vii) all expenses and listing fees incurred in connection with the application for quotation of the Initial Notes on the PORTAL market, (viii) expenses of the Company and the Guarantors in connection with any meetings with prospective investors in the Initial Notes, (ix) fees and expenses of the Trustee, including fees and expenses of counsel to the Trustee, (x) any fees charged by investment rating agencies for the rating of the Initial Notes and (xi) all other costs and expenses incident to the performance of the obligations of the Company and the Subsidiaries under this Agreement. If the sale of the Initial Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchasers set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Company or the Subsidiaries to perform all obligations and satisfy all conditions on their part to be performed or satisfied hereunder other than by reason of a default by the Initial Purchasers, the Company and the Subsidiaries will reimburse the Initial Purchasers upon demand (accompanied by documentation) for all out-of-pocket expenses (including counsel fees and disbursements) that shall have been incurred by the Initial Purchasers in connection with the proposed purchase and sale of the Initial Notes. The Company shall not in any event be liable to the Initial Purchasers for the loss of anticipated profits from the transactions covered by this Agreement.

                  7. Conditions of the Initial Purchasers' Obligations. The obligation of the Initial Purchasers to purchase and pay for the Initial Notes are, in their sole discretion, subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company and the Subsidiaries contained herein, to the performance by the Company and the Subsidiaries of their obligations hereunder, and to each of the following additional terms and conditions:

                  a. The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum contains an untrue statement of a fact which, in the reasonable opinion of Latham & Watkins, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  b. All of the representations and warranties of the Company and the Subsidiaries contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company and the Subsidiaries shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

                  c. The Offering Memorandum shall have been printed and copies distributed to the Initial Purchasers not later than 9:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchasers may agree. No stop order suspending the qualification or exemption from qualification of the Initial Notes in any jurisdiction referred to in Section 5(g) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or to the knowledge of the Company and the Subsidiaries threatened.

                  d. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, have a Material Adverse Effect; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company and the Subsidiaries, threatened against, the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued by the Commission or any governmental agency of any jurisdiction referred to in Section 5(g) preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                  e. Since the dates as of which information is given in the Offering Memorandum and other than as set forth in the Offering Memorandum, (i) there has not been, singly or in the aggregate, any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the assets, liabilities, results of operation, management, condition (financial or other), prospects, properties, business or net worth of the Company, the Subsidiaries and the Acquisition Entities, taken as a whole (each a "MATERIAL ADVERSE CHANGE"), or any material change in the long-term debt, or material increase in the short-term debt, from that set forth in the Offering Memorandum; (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock; (iii) the Company, the Subsidiaries and the Acquisition Entities shall not have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company, the Subsidiaries and the Acquisition Entities, taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum.

                  f. The Initial Purchasers shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) Robert F.X. Sillerman, Executive Chairman, (ii) Howard J. Tytel, General Counsel, Secretary and Executive Vice President, and (iii) Thomas P. Benson, Vice President and Chief Financial Officer, in each case of the Company, confirming that (A) such officers, have participated in conferences with other officers and representatives of the Company and the Subsidiaries, representatives of the independent public accountants of the Company and the Subsidiaries and representatives of counsel to the Company and the Subsidiaries at which the contents of the Offering Memorandum and related matters were discussed and (B) the matters set forth in paragraphs (b), (d) and
(e) and the second sentence of paragraph (c) of this Section 7 are true and correct as of the Closing Date.

                  g. All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Notes, the Subsidiary Guarantees, the Indenture, the Registration Rights Agreement, the Offering Memorandum and all other legal matters relating to this Agreement and the transactions contemplated hereby including, without limitation, the Pending Acquisitions, the Commitment Letter, the New Credit Agreement and the Consent Solicitations, shall be satisfactory in all material respects to counsel for the Initial Purchasers, and the Company and the Subsidiaries shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  h. Baker & McKenzie, counsel for the Company and the Subsidiaries, shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company and the Subsidiaries, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                           1. the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                           2. all of the issued shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable;

                           3. each Subsidiary is a corporation duly organized, validly existing and in good standing in the jurisdiction of its incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum, and is duly registered and qualified to conduct its business and is in good standing, in each jurisdiction or place where the nature of its business requires such registration or qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                           4. all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and free of any preemptive or similar rights, and are owned by the Company directly, or indirectly through one of the other Subsidiaries, to such counsel's knowledge, free and clear of any lien, adverse claim, security interest or other encumbrance (except for security interests under the Broadcasting Credit Agreement and the New Credit Agreement);

                           5. the Company and each of the Guarantors has full corporate power and authority to issue, sell and deliver the Initial Notes to the Initial Purchasers as provided herein and to enter into this Agreement, the Indenture, the Registration Rights Agreement and the other Transaction

         Documents to which they are a party, to carry out all the terms and provisions hereof and thereof to be carried out by them and to issue, and deliver the Notes and the Subsidiary Guarantees, as applicable, as provided herein and therein;

                           6. this Agreement has been duly authorized, validly executed and delivered by the Company and each Subsidiary and constitutes the legal, valid and binding agreement of the Company and each of the Subsidiaries (assuming it is a legal, valid and binding agreement of the Initial Purchasers), enforceable against the Company and each Subsidiary in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

                           7. the execution and delivery of the Registration Rights Agreement have been duly authorized by the Company and each of the Guarantors and the Registration Rights Agreement has been duly executed and delivered by the Company and each of the Guarantors and is the legal, valid and binding agreement of the Company and each Guarantor (assuming it is a legal, valid and binding agreement of the Initial Purchasers), enforceable against the Company and each Guarantor in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

                           8. the execution and delivery of the Indenture have been duly authorized by the Company and each of the Guarantors and the Indenture has been duly executed and delivered by the Company and each Guarantor and is the legal, valid and binding agreement of the Company and each of the Guarantors (assuming it is a legal, valid and binding agreement of the Trustee), enforceable against the Company and each Guarantor in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

                           9. the Initial Notes have been duly authorized, executed, issued and delivered by the Company and, assuming due authentication by the Trustee, are legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

                           10. the New Notes have been duly authorized by the Company, and, when duly executed, authenticated, issued and delivered by the Company, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

                           11. the Subsidiary Guarantees endorsed on the Initial Notes have been duly authorized, executed, issued and delivered by the Guarantors and are the legal, valid and binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Guarantors in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

                           12. the Subsidiary Guarantees to be endorsed on the New Notes have been duly authorized by the Guarantors and, when duly executed, authenticated, issued and delivered by each of the Guarantors and when the New Notes have been duly executed, authenticated, issued and delivered, will be validly issued and outstanding, and will constitute the legal, valid and binding obligations of each of the Guarantors, entitled to the benefits of the Indenture and enforceable against the Guarantors in accordance with their terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

                           13. the execution and delivery of each of the other Transaction Documents to which the Company or any Subsidiary is a party have been duly authorized by the Company and each Subsidiary party thereto and each of such other Transaction Documents which has been executed prior to or on the Closing Date has been duly executed and delivered by the Company and each Subsidiary party thereto and is the legal, valid and binding agreement of the Company and each Subsidiary party thereto (assuming it is a legal, valid and binding agreement of the other parties thereto), enforceable against the Company and each Subsidiary party thereto in accordance with its terms except to the extent that: (i) the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws now or hereafter in effect relating to creditors' rights generally or by general principles of equity whether asserted in an action at law or in equity; and (ii) rights to indemnity and contribution hereunder may be limited by state or federal securities laws;

                           14. the descriptions of the Indenture, the Initial Notes, the Subsidiary Guarantees, the Registration Rights Agreement and the other Transaction Documents in the Offering Memorandum conform in all material respects to the terms thereof;

                           15. the statements set forth under the heading "Description of the Notes" in the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the Initial Notes, provide a fair summary of such provisions; and the statements in the Offering Memorandum, insofar as they are descriptions of contracts, agreements or other legal documents, or refer to statements of law or legal conclusions, are accurate in all material respects and present fairly the information shown;

                           16. the statements set forth under the heading "Description of Other Debt" in the Offering Memorandum, insofar as such statements purport to summarize certain provisions of the outstanding indebtedness of the Company, provide a fair summary of such provisions;

                           17. to the best knowledge of such counsel, no legal or governmental proceedings are pending to which the Company or any of the Subsidiaries is a party or to which the property of the Company or any of the Subsidiaries is subject that would be required to be described in a registration statement on Form S-1 under the Securities Act that is not described in the Offering Memorandum, and, to the best knowledge of such counsel, no such proceedings have been threatened against the Company or any of the Subsidiaries or with respect to any of their respective properties; and, to the best knowledge of such counsel, no contract or other document would be required to be described in a registration statement on Form S-1 under the Securities Act that is not described in the Offering Memorandum;

                           18. except as disclosed in the Offering Memorandum, the execution, delivery and performance of this Agreement, the execution, delivery and performance of the other Transaction Documents to be entered into on or before the Closing Date by the Company and the Subsidiaries, and the consummation by the Company and the Subsidiaries of the transactions contemplated hereby and thereby will not (A) require any consent, approval, authorization or other order (which has not been obtained) of any court, regulatory body, administrative agency or other governmental body, except such as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act, securities regulatory bodies (including self-regulatory bodies), securities exchanges or the securities or Blue Sky laws of the various states and the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976 with respect to the Pending Acquisitions; (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of the Subsidiaries; (C) to the best knowledge of such counsel, require any consent or approval (which has not been obtained) of the parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective property is bound; (D) to the best knowledge of such counsel, violate or conflict with any laws or administrative regulations, rulings of court or decrees applicable to the Company, any of the Subsidiaries or their respective property; or (E) to the best knowledge of such counsel, result in the creation or imposition of any lien (except pursuant to the New Credit Agreement) on any asset of the Company or any of the Subsidiaries, except, in the case of (A), (C), (D) or (E) above, such as would not, either singly or in the aggregate, have a Material Adverse Effect;

                           19. neither the Company nor any of the Subsidiaries is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                           20. assuming that the representations and warranties of the Initial Purchasers contained in Section 4 hereof are true, correct and complete and that the Company, the Subsidiaries and Initial Purchasers comply with their respective covenants in Sections 4 and 5 hereof, (A) registration under the Securities Act of the Initial Notes or qualification of the Indenture under the Trust Indenture Act is not required in connection with the offer and sale of the Initial Notes to the Initial Purchasers in the manner contemplated by the Offering Memorandum and this Agreement, and (B) initial resales of the Initial Notes by the Initial Purchasers on the terms and in the manner set forth in the Offering Memorandum and Section 4 hereof are exempt from the registration requirements of the Securities Act;

                           21. no securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Initial Notes are listed on any national securities exchange registered under
         Section 6 of the Exchange Act or quoted on an automated inter-dealer quotation system; and

                           22. the issuance or sale of the Notes, the issuance of the Subsidiary Guarantees and the application by the Company of the net proceeds thereof as set forth in the Offering Memorandum will not violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

                                   In addition, such counsel shall state that
         it has participated in conferences with officers and other representatives of the Company and the Subsidiaries, representatives of the independent public accountants of the Company and the Subsidiaries and representatives of and counsel for the Initial Purchasers at which the contents of the Offering Memorandum and related matters were discussed and, although such counsel has not undertaken to investigate or verify independently, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing, no information has come to the attention of such counsel that causes such counsel to believe that the Offering Memorandum (except as to (a) financial statements, including the notes thereto, (b) statistical data included in the Offering Memorandum and (c) other financial and accounting data (including, without limitation, the pro forma financial information), in each case, included therein or omitted therefrom, as to which no belief need be expressed), as of its date or the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   In rendering such opinion, such counsel may
         state that its opinion is limited to matters governed by the federal laws of the United States of America (other than the Communications
         Laws), the General Corporation Law of the State of Delaware and the laws of the State of New York.

                  i. Baker & McKenzie, counsel for Broadcasting, shall have furnished to the Initial Purchasers its written opinion, as counsel to Broadcasting, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that except as disclosed in the Offering Memorandum, the execution, delivery and performance of this Agreement by the Company and the Subsidiaries, the execution, delivery and performance of the other Transaction Documents to be entered into by the Company and the Subsidiaries on or before the Closing Date, and the consummation by the Company and the Subsidiaries of the transactions contemplated hereby or thereby will not (A) require Broadcasting to obtain any consent, approval, authorization or other order (which has not been obtained) of any court, regulatory body, administrative agency or other governmental body, except such as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act, securities regulatory bodies (including self-regulatory bodies), securities exchanges or the securities or Blue Sky laws of the various states; (B) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of Broadcasting; (C) to the best knowledge of such counsel, require any consent or approval (which has not been obtained) of the parties to, or conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement or other instrument to which Broadcasting is a party or by which Broadcasting or its respective property is bound and which is identified on a schedule; (D) to the best knowledge of such counsel, violate or conflict with any laws or administrative regulations, rulings of court or decrees applicable to Broadcasting or its respective property (other than FCC Communications Laws); or (E) to the best knowledge of such counsel, result in the creation or imposition of any lien on any asset of Broadcasting, except, in the case of (A), (C), (D) or (E) above, such as would not, either singly or in the aggregate, have a material adverse effect or a prospective material adverse effect on the assets, liabilities, results of operation, management, condition (financial or other), prospects, properties, business or net worth of Broadcasting and its subsidiaries, taken as a whole.

                  j. The Initial Purchasers shall have received on the Closing Date an opinion of Latham & Watkins, counsel for the Initial Purchasers, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

                  k. With respect to the letters of Ernst & Young LLP, Arthur Andersen LLP and Price Waterhouse LLP delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "INITIAL LETTERS"), the Company shall have furnished to the Initial Purchasers letters (as used in this paragraph, the "BRING-DOWN LETTERS") of such accountants, addressed to the Initial Purchasers and dated such Closing Date (i) confirming that they are independent public accountants under the guidelines of the American Institute of Certified Public Accountants, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Offering Memorandum, as of a date not more than two days prior to the date of the bring-down letters), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

                  l. The Company, the Guarantors and the Trustee shall have entered into the Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  m. The Company, the Guarantors and the Initial Purchasers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  n. The Company and each other party thereto shall have entered into the Commitment Letter (the form and substance of which shall be reasonably acceptable to the Initial Purchasers) with respect to the New Credit Agreement and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith.

                  o. The Company shall have entered into each of the Transaction Documents, the form and substance of each of which shall be reasonably acceptable to the Initial Purchasers (provided that any Transaction Document that was entered into and delivered to each of the Initial Purchasers and their counsel prior to the date of this Agreement shall be deemed acceptable to the Initial Purchasers in form and substance for purposes of this Section 7), and the Initial Purchasers shall have received counterparts, conformed as executed, thereof and of all other documents and agreements entered into in connection therewith. There shall exist at and as of the Closing Date, after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default other than the automatic extension of the closing of the BGP Acquisition (as defined in the Offering Memorandum) contemplated in the BGP Agreement (as defined in the Offering Memorandum)) under any of the other Transaction Documents or that would have a Material Adverse Effect on the Company's ability to consummate the Pending Acquisitions as described in the Offering Memorandum. Each Transaction Document shall be in full force and effect.

                  p. The Company shall have paid cash for, upon the terms of and subject to the Consent Solicitations, any and all of the consents delivered by the holders of the Old Notes and the Old Preferred pursuant to the terms of the Consent Solicitations.

                  q. Broadcasting, the guarantors of the Old Notes and the trustee relating to the Old Notes shall have entered into the Supplemental Indenture and the Initial Purchasers shall have received counterparts, conformed as executed, thereof.

                  r. Broadcasting shall have executed and filed the Amended Series E Certificate and the Initial Purchasers shall have received copies thereof certified as filed with the Secretary of State of the State of Delaware.

                  s. Broadcasting shall have received and delivered to each of the Initial Purchasers and their counsel the written consent of the lenders under the Broadcasting Credit Agreement to the Spin-Off, the Offering and any related transactions.


                  t. The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Vice President and Chief Financial Officer as to the solvency of the Company and the Subsidiaries following consummation of the transactions contemplated hereby.

                  u. (i) None of the Company, any of the Subsidiaries or any of the Acquisition Entities shall have sustained since the date of the latest audited financial statements included in the Offering Memorandum losses or interferences with their businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company, any of the Subsidiaries or any of the Acquisition Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, the Subsidiaries and the Acquisition Entities, taken as a whole, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause
(i) or (ii), is, in the reasonable judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Initial Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

                  v. Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market's National Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Initial Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

                  w. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Initial Notes or any other debt security of the Company by a nationally recognized statistical rating organization, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Initial Notes or any other debt security of the Company.

                  x. There shall exist at and as of the Closing Date no conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Broadcasting Credit Agreement or under terms of the New Credit Agreement as set forth in the Commitment Letter. On the Closing Date, the Commitment Letter shall be in full force and effect and shall not have been modified or the Company shall have entered into the New Credit Agreement which shall be in full force and effect and shall not have been modified.

                  y. Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 7 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  z. Prior to the Closing Date, the Company and the Subsidiaries shall have furnished to the Initial Purchasers such further information, certificates and documents as the Initial Purchasers may reasonably request.

                  All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Initial Purchasers and counsel for the Initial Purchasers.

                  8.       Indemnification and Contribution.

                  a. The Company and the Subsidiaries hereby jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering
Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the Company and the Subsidiaries will not be liable in any such case to the extent that any such loss, claim, damage, or liability is finally judicially determined to arise out of or be based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Preliminary Offering Memorandum of the Offering Memorandum or in any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company by the Initial Purchasers specifically for use therein; and provided, further, that the Company and the Subsidiaries will not be liable to the Initial Purchasers or any person controlling the Initial Purchasers with respect to any such untrue statement or omission made in any Preliminary Offering Memorandum which is completely corrected in the Offering Memorandum or any amendment or supplement thereto if (x) it is finally judicially determined that the person asserting any such loss, claim, damage or liability purchased the Initial Notes from the Initial Purchasers in reliance upon the Preliminary Offering Memorandum but was not sent or given a copy of the Offering Memorandum (as amended or supplemented) at or prior to the written confirmation of the sale of such Initial Notes to such person and that the disclosure in the Offering Memorandum completely corrected such untrue statement or omission made in any Preliminary Offering Memorandum and (y) the Company notified the Initial Purchasers to send the Offering Memorandum to such person, unless such failure to deliver the Offering Memorandum was a result of noncompliance by the Company with Section 5 of this Agreement. The Company and the Subsidiaries shall reimburse each Initial Purchaser and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Initial Purchaser, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Company or any Subsidiary may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.



                  b. Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, the Subsidiaries, their officers and employees, each of their directors, and each person, if any, who controls the Company or any Subsidiary within the meaning of the Securities Act or the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such Guarantor, director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company, the Subsidiaries, and any such director, officer or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Company, the Subsidiaries, or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the indemnified parties.

                  c. Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company or any Subsidiary under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers, officers, employees and controlling persons to be jointly represented by separate counsel if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or additional to those available to the indemnifying party, and in that event the fees and expenses of such single separate counsel shall be paid by the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  d. If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Subsidiaries on the one hand and the Initial Purchasers on the other from the offering of the Initial Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiaries on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiaries on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Initial Notes purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total discounts and commissions received by the Initial Purchasers with respect to the Initial Notes purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Initial Notes under this Agreement, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Subsidiaries or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Subsidiaries and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Initial Notes purchased by it was resold to Eligible Purchasers exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                  e. The Initial Purchasers severally confirm and the Company acknowledges that the stabilization legend on page iii and the information set forth in the 1st through the 9th and the 13th paragraphs under the caption "Plan of Distribution" in the Offering Memorandum constitute the only information concerning such Initial Purchasers furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion in the Offering Memorandum.

                  9. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, the Subsidiaries, their officers and the Initial Purchasers set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, the Subsidiaries, any of their officers or directors, the Initial Purchasers or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Initial Notes. The respective agreements, covenants, indemnities and other statements set forth in Sections 5 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

                  10. Termination. (a) This Agreement may be terminated in the sole discretion of the Initial Purchasers by notice to the Company given prior to the Closing Date in the event that the Company or the Subsidiaries shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

                  i) the Company, any Subsidiary or any Acquisition Entity shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference, in the sole reasonable judgment of the Initial Purchasers, has had or has a Material Adverse Effect or there shall have been, in the sole reasonable judgment of the Initial Purchasers, any Material Adverse Change, except in each case as described in or contemplated by the Offering Memorandum (exclusive of any amendment or supplement thereto);

                  ii) trading in securities generally on the New York Stock Exchange or The Nasdaq Stock Market's National Market or in the over-the-counter market shall have been suspended or materially limited, or minimum prices shall have been established on such exchange by the Commission, or by such exchange or by any other regulatory body or governmental authority having jurisdiction;

                  iii) a banking moratorium shall have been declared by federal or state authorities;

                  iv) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States;

                  v) (a) a downgrading shall have occurred in the rating accorded the Initial Notes or any other debt security of the Company by a nationally recognized statistical rating organization, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, or
(b) any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Initial Notes or any other debt security of the Company; or

                  vi) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the reasonable judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Initial Notes being delivered on the Closing Date on the terms and in the manner contemplated herein and in the Offering Memorandum.

                  (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in Section 9 hereof.

                  11. Notices. All communications hereunder shall be in writing and, if sent to the Initial Purchasers, shall be mailed or delivered or telecopied and confirmed in writing to Lehman Brothers Inc., 3 World Financial Center, 200 Vesey Street, New York, New York 10285, Attention: Corporate Finance Department, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Kirk A. Davenport; if sent to the Company or the Subsidiaries, shall be mailed or delivered or telecopied and confirmed in writing to the Company at 650 Madison Avenue, New York, New York 10022,
Attention: Howard J. Tytel, Esq., with a copy to Baker & McKenzie, 805 Third Avenue, New York, New York 10022, Attention: Howard M. Berkower, Esq.

                  12. Successors. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained;

this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Subsidiaries contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Initial Purchasers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and (ii) the indemnities of the Initial Purchasers contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Company or the Subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act. No purchaser of Initial Notes from the Initial Purchasers will be deemed a successor because of such purchase.

                  13. Applicable Law. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

                  14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Purchase Agreement signature pages follow]

                  If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Subsidiaries and the Initial Purchasers.

                   Very truly yours,


                   SFX ENTERTAINMENT, INC.

                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    General Counsel, Executive Vice President
                                  and Secretary


                   ATLANTA CONCERTS, INC.


                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    Executive Vice President and Secretary


                   ARDEE FESTIVALS N.J., INC.


                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    Executive Vice President and Secretary


                   ARDEE PRODUCTIONS, LTD.


                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    Executive Vice President and Secretary


                   BEACH CONCERTS, INC.


                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    Executive Vice President and Secretary

                   BGP ACQUISITION, LLC

                   BY:  SFX ENTERTAINMENT, INC., its managing member


                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    General Counsel, Executive Vice President
                                  and Secretary


                   BROADWAY CONCERTS, INC.


                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    Executive Vice President and Secretary


                   CONNECTICUT AMPHITHEATER DEVELOPMENT CORP.


                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    Executive Vice President and Secretary


                   CONNECTICUT CONCERTS, INCORPORATED


                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    Executive Vice President and Secretary


                   CONNECTICUT PERFORMING ARTS, INC.


                   By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                        Name:     Howard J. Tytel
                        Title:    Executive Vice President and Secretary

                    CONNECTICUT PERFORMING ARTS PARTNERS

                    By:  NOC, INC., its general partner


                    By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                         Name:     Howard J. Tytel
                         Title:    Executive Vice President and Secretary


                    CONN TICKETING COMPANY

                    By:  NORTHEAST TICKETING COMPANY, its general partner


                    By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                         Name:     Howard J. Tytel
                         Title:    Executive Vice President and Secretary


                    CONTEMPORARY GROUP ACQUISITION CORP.


                    By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                         Name:     Howard J. Tytel
                         Title:    Executive Vice President and Secretary


                    DEER CREEK AMPHITHEATER CONCERTS, INC.


                    By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                         Name:     Howard J. Tytel
                         Title:    Executive Vice President and Secretary


                    DEER CREEK AMPHITHEATER CONCERTS, LP

                    By: DEER CREEK AMPHITHEATER CONCERTS, INC., its general partner


                    By:  /s/ Howard J. Tytel
                       ----------------------------------------------------
                         Name:     Howard J. Tytel
                         Title:    Executive Vice President and Secretary

                          DELSENER/SLATER ENTERPRISES, LTD.


                          By:  /s/ Howard J. Tytel
                             --------------------------------------------------
                               Name:     Howard J. Tytel
                               Title:    Executive Vice President and Secretary


                          DUMB DEAL, INC.


                          By:  /s/ Howard J. Tytel
                             --------------------------------------------------
                               Name:     Howard J. Tytel
                               Title:    Executive Vice President and Secretary


                          EXIT 116 REVISITED, INC.


                          By:  /s/ Howard J. Tytel
                             --------------------------------------------------
                               Name:     Howard J. Tytel
                               Title:    Executive Vice President and Secretary


                          FPI CONCERTS, INC.


                          By:  /s/ Howard J. Tytel
                             --------------------------------------------------
                               Name:     Howard J. Tytel
                               Title:    Executive Vice President and Secretary


                          IN HOUSE TICKETS, INC.


                          By:  /s/ Howard J. Tytel
                             --------------------------------------------------
                               Name:     Howard J. Tytel
                               Title:    Executive Vice President and Secretary


                          IRVING PLAZA CONCERTS, INC.


                          By:  /s/ Howard J. Tytel
                             --------------------------------------------------
                               Name:     Howard J. Tytel
                               Title:    Agent

                       MURAT CENTER CONCERTS, INC.


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary


                       MURAT CENTER CONCERTS, LP

                       By:  MURAT CENTER CONCERTS, INC., its general partner


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary


                       NOC, INC.


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary


                       NORTHEAST TICKETING COMPANY


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary


                       POLARIS AMPHITHEATER CONCERTS, INC.


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary

                       QN CORP.


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary




                       SFX BROADCASTING OF THE MIDWEST, INC.


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary


                       SFX CONCERTS, INC.


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary


                       SFX NETWORK GROUP, LLC

                       By:  SFX ENTERTAINMENT, INC., its managing member


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    General Counsel, Executive Vice President
                                      and Secretary


                       SOUTHEAST TICKETING COMPANY


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary

                       SUNSHINE CONCERTS, LLC

                       By: SFX BROADCASTING OF THE MIDWEST, INC., its managing member


                       By:  /s/ Howard J. Tytel
                          --------------------------------------------------
                            Name:     Howard J. Tytel
                            Title:    Executive Vice President and Secretary


                        SUNSHINE DESIGNS, INC.


                        By:  /s/ Howard J. Tytel
                            -------------------------------------------------
                             Name:     Howard J. Tytel
                             Title:    Executive Vice President and Secretary


                        SUNSHINE DESIGNS, LP

                        By:  SUNSHINE DESIGNS, INC., its general partner


                        By:  /s/ Howard J. Tytel
                            -------------------------------------------------
                             Name:     Howard J. Tytel
                             Title:    Executive Vice President and Secretary


                        SUNTEX ACQUISITION, INC.


                        By:  /s/ Howard J. Tytel
                            -------------------------------------------------
                             Name:     Howard J. Tytel
                             Title:    Executive Vice President and Secretary


                        SUNTEX ACQUISITION, LP

                        By:  SUNTEX ACQUISITION, INC., its general partner


                        By:  /s/ Howard J. Tytel
                            -------------------------------------------------
                             Name:     Howard J. Tytel
                             Title:    Executive Vice President and Secretary

                        WESTBURY MUSIC FAIR, LLC

                        By:  SFX ENTERTAINMENT, INC., its managing member


                        By:  /s/ Howard J. Tytel
                            -------------------------------------------------
                             Name:     Howard J. Tytel
                             Title:    General Counsel, Executive Vice President
                                       and Secretary

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.



LEHMAN BROTHERS INC.


By:      /s/ E.B. McGeough
    ------------------------------
Name:    Edward B. McGeough
Title:


GOLDMAN, SACHS & CO.


By:      /s/ Goldman, Sachs & Co.
    ------------------------------
         (Goldman, Sachs & Co.)


BNY CAPITAL MARKETS, INC.


By:      /s/ John Roy               .
    ------------------------------
Name:    John Roy
Title:   Managing Director


ING BARINGS


By:      /s/ Roy Furman
    ------------------------------
Name:    Roy Furman
Title:   Vice Chairman

                                   SCHEDULE I

                   (SCHEDULE OF SUBSIDIARIES AND GUARANTORS)

Atlanta Concerts, Inc.
Ardee Festivals N.J., Inc.
Ardee Productions, Ltd.
Beach Concerts, Inc.
BGP Acquisition, LLC
Broadway Concerts, Inc.
Connecticut Amphitheater Development Corp.
Connecticut Concerts, Incorporated
Connecticut Performing Arts, Inc.
Connecticut Performing Arts Partners
Conn Ticketing Company
Contemporary Group Acquisition Corp.
Deer Creek Amphitheater Concerts, Inc.
Deer Creek Amphitheater Concerts, LP
Delsener/Slater Enterprises, Ltd.
Dumb Deal, Inc.
Exit 116 Revisited, Inc.
FPI Concerts, Inc.
In House Tickets, Inc.
Irving Plaza Concerts, Inc.
Murat Center Concerts, Inc.
Murat Center Concerts, LP
NOC, Inc.
Northeast Ticketing Company
Polaris Amphitheater Concerts, Inc.
QN Corp.
SFX Broadcasting of the Midwest, Inc.
SFX Concerts, Inc.
SFX Network Group, LLC
Southeast Ticketing Company
Sunshine Concerts, LLC
Sunshine Designs, Inc.
Sunshine Designs, LP
Suntex Acquisition, Inc.
Suntex Acquisition, LP
Westbury Music Fair, LLC

                                  SCHEDULE II


                                                     PRINCIPAL AMOUNT OF NOTES
INITIAL PURCHASER                                         TO BE PURCHASED

Lehman Brothers Inc.                                        $175,000,000

Goldman, Sachs & Co.                                         105,000,000

BNY Capital Markets, Inc.                                     35,000,000

ING Barings                                                   35,000,000
                                                            ============
        TOTAL                                               $350,000,000